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                                                                     EXHIBIT 4.3

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COMMON STOCK                                                        COMMON STOCK

                                  ----------
                                     LOGO
                                    TO COME
                                  ----------

     FDR

                             FOUNDRY NETWORKS, INC

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 35063R 10 0

     THIS CERTIFIES THAT







     IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE PER
                                   SHARE, OF

                            FOUNDRY NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                    [SEAL]

/s/ Joshua L. Green                     /s/ Bobby R. Johnson, Jr.

SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY
           AUTHORIZED SIGNATURE


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                            FOUNDRY NETWORKS, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - .......................Custodian.........................
     TEN ENT - as tenants by the entireties                                    (Cust)                          (Minor)
     JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
               survivorship and not as tenants                        Act .....................................................
               in common                                                                      State
                                                  UNIF TRF MIN ACT -  .......................Custodian (until age ............)
                                                                               (Cust)
                                                                      ..................................under Uniform Transfers
                                                                               (Minor)
                                                                      to Minors Act ..........................................
                                                                                              State

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,__________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

                                     X  ________________________________________

                                     X  ________________________________________
                                NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.